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                                                              EXHIBIT 10.31

                      FIFTH AMENDMENT TO CREDIT AGREEMENT

     THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT"), dated as of December 15, 1999, is by and among INSIGHT HEALTH SERVICES CORP. (the "BORROWER"), the subsidiaries of the Borrower identified on the signature pages hereto (the "GUARANTORS"), the several lenders identified on the signature pages hereto (each a "LENDER" and, collectively, the "LENDERS") and BANK OF AMERICA, N.A., formerly NationsBank, N.A., as agent for the Lenders (in such capacity, the "AGENT"). Capitalized terms used herein which are not defined herein and which are defined in the Credit Agreement shall have the same meanings as therein defined.


                            W I T N E S S E T H

     WHEREAS, the Borrower, the Guarantors, the Lenders and the Agent entered into that certain Credit Agreement dated as of October 14, 1997, as amended by that First Amendment to Credit Agreement dated as of November 17, 1997, as amended by that Second Amendment to Credit Agreement dated as of December 19, 1997, as amended by that Third Amendment to Credit Agreement dated as of March 23, 1998 and as amended by that Fourth Amendment and Restatement of Credit Agreement dated as of June 12, 1998 (as so amended, the "EXISTING CREDIT AGREEMENT");

     WHEREAS, the Borrower and the Guarantors have requested that certain provisions of the Existing Credit Agreement be amended; and

     WHEREAS, the parties have agreed to amend the Existing Credit Agreement as set forth herein.

     NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                  PART 1
                               DEFINITIONS

     SUBPART 1.1 CERTAIN DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

         "AMENDED CREDIT AGREEMENT" means the Existing Credit Agreement as amended hereby.

         "AMENDMENT NO. 5 EFFECTIVE DATE" is defined in SUBPART 3.1.

     SUBPART 1.2 OTHER DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.


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                                   PART 2
                   AMENDMENTS TO EXISTING CREDIT AGREEMENT

     Effective on (and subject to the occurrence of) the Amendment No. 5 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this PART 2. Except as so amended, the Existing Credit Agreement and all other Credit Documents shall continue in full force and effect.

     SUBPART 2.1 AMENDMENTS TO SECTION 1.1. The following new definition is hereby added to Section 1.1 of the Existing Credit Agreement in the appropriate alphabetical order to read as follows:

         "GE FINANCED MACHINERY" means the magnetic resonance and other diagnostic imaging equipment financed by GE as Capital Leases, which equipment is more fully described on SCHEDULE 8.1(c)(iv) hereto.

     SUBPART 2.2 AMENDMENTS TO SECTION 8.1(c). Section 8.1(c) of the Existing Credit Agreement is amended in its entirety to read as follows:

     8.1 INDEBTEDNESS.

         The Credit Parties will not permit any Consolidated Party to contract, create, incur, assume or permit to exist any Indebtedness, except:

                                 ************

              (c)(i) purchase money Indebtedness (including Capital Leases and Synthetic Leases) hereafter incurred by the Borrower or any of its Subsidiaries which is not a Joint Venture other than Open MRI or Central Coast to finance the purchase of fixed assets PROVIDED that
         (A) the total of all such Indebtedness for all such Persons taken together shall not exceed an aggregate principal amount of $10,000,000 (excluding any such Indebtedness of the Borrower or any of its Subsidiaries other than Open MRI or Central Coast referred to in subsection (b) above) at any one time outstanding; (B) such Indebtedness when incurred shall not exceed the purchase price of the asset(s) financed; and (C) no such Indebtedness shall be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing;

              (ii) purchase money Indebtedness (including Capital Leases and Synthetic Leases) hereafter incurred by Open MRI to finance the purchase of fixed assets PROVIDED that (A) the total outstanding principal of all such Indebtedness (including any such Indebtedness of Open MRI referred to in subsection (b) above), taken together with the aggregate original equipment cost of all Property leased by Open MRI under Operating Leases, shall not exceed at any time an aggregate

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              principal amount of $20,000,000; (B) such Indebtedness when incurred shall not exceed the purchase price of the asset(s) financed; and (C) no such Indebtedness shall be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing;

                  (iii) purchase money Indebtedness (including Capital Leases and Synthetic Leases) hereafter incurred by Central Coast to finance the purchase of fixed assets PROVIDED that (A) the total outstanding principal of all such Indebtedness shall not exceed at any time an aggregate principal amount of $6,000,000 (including any such Indebtedness of Central Coast referred to in subsection (b) above); (B) such Indebtedness when incurred shall not exceed the purchase price of the asset(s) financed; and (C) no such Indebtedness shall be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing;

                  (iv)   obligations of the Credit Parties (other than Open
              MRI) arising under Capital Leases with respect to the GE Financed Machinery; PROVIDED that (A) the total outstanding principal of all such Indebtedness shall not exceed at any time an aggregate principal amount of $57,300,000; (B) such Indebtedness when incurred shall not exceed the purchase price of the asset(s) financed; and (C) no such Indebtedness shall be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing;

       SUBPART 2.3 AMENDMENTS TO SECTION 8.14. Section 8.14 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

       8.14   CAPITAL EXPENDITURES.

       The Credit Parties will not permit Consolidated Capital Expenditures to exceed $35,000,000 per fiscal year; PROVIDED, HOWEVER, notwithstanding any provision of this Credit Agreement to the contrary, any Consolidated Capital Expenditures attributable to Indebtedness incurred by the Credit Parties in accordance with Section 8.1(c)(iv) shall be excluded from the limitations set forth in this Section 8.14.

       SUBPART 2.4 AMENDMENTS TO SECTION 8.16(a). Section 8.16(a) of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

       8.16   OPERATING LEASE OBLIGATIONS.

       (a) The Credit Parties will not permit the aggregate obligations of the Consolidated Parties other than Open MRI which are not Joint Ventures for the payment of rental under Operating Leases (other than in respect of Operating Leases existing as of the Closing Date and described in SCHEDULE
8.16 (and renewals, refinancings and extensions thereof)) for any fiscal year to exceed at any time an aggregate amount of $2,500,000.

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       SUBPART 2.5  NEW SCHEDULE 8.1(c)(iv).  A new SCHEDULE 8.1(c)(iv) in the
form of SCHEDULE 8.1(c)(iv) attached hereto is hereby added to the Existing Credit Agreement.

                                    PART 3
                         CONDITIONS TO EFFECTIVENESS

       SUBPART 3.1 AMENDMENT NO. 5 EFFECTIVE DATE. This Amendment shall be and become effective as of the date hereof (the "AMENDMENT NO. 5 EFFECTIVE DATE") when all of the conditions set forth in this PART 3 shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as "AMENDMENT NO. 5."

       SUBPART 3.2 EXECUTION OF COUNTERPARTS OF AMENDMENT. The Agent shall have received counterparts (or other evidence of execution, including telephonic message, satisfactory to the Agent) of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrower, the Guarantors and the Required Lenders.

       SUBPART 3.3 AMENDMENT FEE. The Agent shall have received for the account of each Lender approving this Amendment an amendment fee equal to 0.10% of each such Lender's Commitment.

       SUBPART 3.4 SUBORDINATED NOTE INDENTURE. If the transactions contemplated in the Amended Credit Agreement are prohibited by the Subordinated Note Indenture (as in effect immediately prior to the Amendment No. 5 Effective Date), the Subordinated Note Indenture shall have been amended in a manner satisfactory to the Agent so as to permit such transactions. The Agent shall have received executed copies of any such amendments and consents to the Subordinated Note Indenture.

       SUBPART 3.5 OTHER ITEMS. The Agent shall have received such other documents, agreements or information which may be reasonably requested by the Agent.

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                                     PART 4
                                  MISCELLANEOUS

    SUBPART 4.1 REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to the Agent and the Lenders that, after giving effect to this Amendment, (a) no Default or Event of Default exists under the Credit Agreement or any of the other Credit Documents and (b) the representations and warranties set forth in Section 6 of the Existing Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

    SUBPART 4.2 REAFFIRMATION OF CREDIT PARTY OBLIGATIONS. Each Credit Party hereby ratifies the Credit Agreement acknowledges and reaffirms (i) that it is bound by all terms of the Credit Agreement and (ii) that it is responsible for the observance and full performance of the Credit Party Obligations.

    SUBPART 4.3 CROSS-REFERENCES. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

    SUBPART 4.4 INSTRUMENT PURSUANT TO EXISTING CREDIT AGREEMENT. This Amendment is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

    SUBPART 4.5 REFERENCES IN OTHER CREDIT DOCUMENTS. At such time as this Amendment No. 5 shall become effective pursuant to the terms of SUBPART 3.1, all references in the Credit Documents to the "Credit Agreement" shall be deemed to refer to the Credit Agreement as amended by this Amendment No. 5.

    SUBPART 4.6 COUNTERPARTS. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

    SUBPART 4.7 GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO BE A
CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

    SUBPART 4.8 SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties thereto and their respective successors and assigns.

       [The remainder of this page has been left blank intentionally]

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    IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

BORROWER:                       INSIGHT HEALTH SERVICES CORP.
--------

                                By:  /s/ Thomas V. Croal
                                   -----------------------------
                                Name: Thomas V. Croal
                                Title: Executive Vice President,
                                       Chief Financial Officer

GUARANTORS:                     INSIGHT HEALTH CORP.
----------                      RADIOLOGY SERVICES CORP.
                                OPEN MRI, INC.
                                MAXUM HEALTH CORP.
                                RADIOSURGERY CENTERS, INC.
                                MTS ENTERPRISES, INC.
                                QUEST FINANCIAL SERVICES, INC.
                                MAXUM HEALTH SERVICES CORP.
                                DIAGNOSTIC SOLUTIONS CORP.
                                MAXUM HEALTH SERVICES
                                   OF NORTH TEXAS, INC.
                                MAXUM HEALTH SERVICES
                                   OF ARLINGTON, INC.
                                MAXUM HEALTH SERVICES
                                   OF DALLAS, INC.
                                NDDC, INC.
                                SIGNAL MEDICAL SERVICES, INC.
                                MISSISSIPPI MOBILE TECHNOLOGY, INC.




                                By:  /s/ Thomas V. Croal
                                   -----------------------------
                                Name: Thomas V. Croal
                                Title: Executive Vice President,
                                       Chief Financial Officer



                                [Signatures Continue]

LENDERS: BANK OF AMERICA, N.A. formerly NationsBank, N.A., individually in its capacity as a Lender and in its capacity as Agent

                                   By:    /s/ Scott Singhoff
                                      ----------------------------------------
                                   Name:  Scott Singhoff
                                   Title: Managing Director


                                   THE BANK OF NOVA SCOTIA

                                   By:    /s/ R.P. Reynolds
                                      ----------------------------------------
                                   Name:  R.P. Reynolds
                                   Title: Director


                                   BANKBOSTON, N.A.

                                   By:    /s/ Walter J. Marullo
                                      ----------------------------------------
                                   Name:  Walter J. Marullo
                                   Title: Vice President


                                   PARIBAS

                                   By:    /s/ Eric Voravong
                                      ----------------------------------------
                                   Name:  Eric Voravong
                                   Title: Vice President

                                   By:    /s/ Sean T. Conlon
                                      ----------------------------------------
                                   Name:  Sean T. Conlon
                                   Title: Managing Director


                                   COOPERATIEVE CENTRALE RAIFFEISEN-
                                   BOERENLEINBANK B.A., "RABOBANK
                                   NEDERLAND"

                                   By:
                                      ----------------------------------------
                                   Name:
                                   Title:


                                   [Signatures Continue]



FIFTH AMENDMENT
INSIGHT HEALTH SERVICES CORP.

                                   BHF BANK AKTIENGESELLSCHAFT


                                   By:
                                      ----------------------------------------
                                   Name:
                                   Title:

                                   By:
                                      ----------------------------------------
                                   Name:
                                   Title:


                                   DRESDNER BANK AG. NEW YORK BRANCH AND
                                   GRAND CAYMAN BRANCH

                                   By:     /s/ A. P. Nesi
                                      ----------------------------------------
                                   Name:   Andrew P. Nesi
                                   Title:  First Vice President

                                   By:     /s/ C. M. O'Shea
                                      ----------------------------------------
                                   Name:   Charles M. O'Shea
                                   Title:  Vice President


                                   IMPERIAL BANK, A CALIFORNIA BANKING
                                   CORPORATION

                                   By:     /s/ R. Vadalma
                                      ----------------------------------------
                                   Name:   Ray Vadalma
                                   Title:  Senior Managing Director


                                   UNION BANK OF CALIFORNIA, N.A.

                                   By:
                                      ----------------------------------------
                                   Name:
                                   Title:


                                   BANK POLSKA KASA OPIEKA, S.A.

                                   By:     /s/ Barry W. Henry
                                      ----------------------------------------
                                   Name:   Barry W. Henry
                                   Title:  Vice President
                                           Senior Lending Officer


FIFTH AMENDMENT
INSIGHT HEALTH SERVICES CORP.